SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

( )     Preliminary Information Statement
( )     Confidential, for Use of the Commission Only
(x)     Definitive Information Statement

Leopard Capital, Inc. (formerly Canadian Northern Lites, Inc.)
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

(_)     $125 per Exchange Act Rules 0-11c(1)(ii), or 14c-5(g).

(x)     No fee required.
(_)     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

    (_)     Fee paid previously with preliminary materials.

    (_) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                              LEOPARD CAPITAL, INC.
                           Suite U-13-601-W.Broadway
                            Vancouver, B.C. V5Z-4C2
                            Telephone (604) 879-9001


                             INFORMATION STATEMENT

This Information Statement is being mailed to the Stockholders Of Leopard Capital Inc. a Nevada Corporation ("LC") or (the "Company") on or about December 18, 2000, in connection with action taken by the Board of Directors and the Written Consent of the holders of at least a majority of the shares entitled to vote. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of these corporate actions before they take effect.

The Board of Directors of the Corporation has fixed the close of business on December 1, 2000, as the record date for determination of the shareholders of record as set forth herein (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                           FORWARD LOOKING STATEMENTS

Some of the information in this information statement contains forward-looking statements that involve substantial risks and uncertainties. A reader can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "intend," "estimate" and "continue" or similar words. A reader should read statements that contain these words carefully for the following reasons:

-  the statements discuss the Company's future expectations;

- the statements contain projections of the Company's future earnings or of its financial condition; and

-  the statements state other "forward-looking" information.

  The Company believes it is important to communicate expectations to its shareholders. There may be events in the future, however, that the Company is not accurately able to predict or over which it has no control. Various risks, uncertainties and events may cause actual results to differ materially from the expectations described in forward-looking statements. You should be aware that the occurrence of other events that the Company has not predicted or assessed could have a material adverse effect on its earnings, financial condition and business. If unpredicted events occur, then the trading price of the Company's common stock could decline and a stockholder may lose all or part of his or her investment.

                                      (1)

(1)     NAME CHANGE

Canadian Northern Lites Inc.'s Board of Directors and holders of more than a majority of its voting common stock have determined that it would be in the best interest of Canadian Northern Lites Inc. and its stockholders to change Canadian Northern Lites Inc.'s name to "Leopard Capital Inc." Accordingly, on July 11, 2000, the Company's name was changed to "Leopard Capital, Inc." See discussion below.

Reasons for the Name Change

The Board of Directors unanimously believes that the benefits clearly outweigh the very modest costs of changing the Company's name to Leopard Capital, Inc. Management believes the benefits of the name change are: A new name parallels the Company's current focus on rebuilding itself; embarking on a fresh start in terms of building a reputation based on business actions in year 2000 and beyond. A new corporate name is consistent with the Management's objective of focusing investor and shareholder attention on putting the Company's past failures behind it, attempt to locate new financing to restructure the Company, and concentrate on the Company's future.

Possible Disadvantages

Management has determined that certain disadvantages from a name change could arise and include the following: administrative expenditures for notification costs of various persons, companies, stock exchanges and regulatory agencies that a name change has occurred. The foregoing may require additional compliance if the Company is to utilize its new name.

STOCKHOLDER  APPROVAL  PREVIOUSLY  OBTAINED: A CONSENT IN LIEU OF A SHAREHOLDERS
MEETING   HAS  BEEN  RECEIVED  FROM  SHAREHOLDERS  OWINING  A  MAJORITY  OF  THE
OUTSTANDING VOTING SHARES.

As of July 10, 2000 the Company had 19,131,000 issued and outstanding shares of Voting Common Stock, each of which is entitled one vote on any matter brought to a vote of the Company's stockholders. At July 10, 2000, a group of 5 shareholders owned in the aggregate 9,981,000 shares of Voting Common Stock (52.2% of the issued and outstanding shares of Common Voting Stock). By Written Consent In Lieu of Meeting, dated July 10, 2000, those 5 shareholders approved the Name Change of Canadian Northern Lites Inc., to Leopard Capital Inc., a Nevada corporation. Management believes such action by written consent is sufficient to satisfy the applicable requirements of Nevada law that a corporate name change be approved by a majority of stockholders. Accordingly, the stockholders will not be asked to take further action on the corporate name change.


(2)     REVERSE SPLIT

The Company's Board of Directors and holders of more than a majority of its voting common stock have determined that it would be in the best interest of Leopard Capital, Inc. and its stockholders to consummate a reverse split of the Company's shares (whether voting or non-voting) such that for every 25 common shares of Leopard Capital Inc. currently held, a shareholder would receive 1 new

                                      (2)
share (25 old shares exchanged for 1 new share). Effective the Record Date, the Board of Directors approved a reverse stock split of 1 share for every 25 shares then held, such that each 25 issued and outstanding shares of the stock of the Company, $0.001 par value share, were exchanged, in a tax-free transaction, into 1 share of stock, $0.001 par value. Any fractional shares of common stock resulting from the reverse split will "round up" to the nearest whole number. No cash will be paid to any holders of fractional interests in the company. As a result of this reverse split, the total amount of the issued and outstanding voting stock of the Company will be reduced from 19,131,000 to 765,240. In addition the Company's outstanding non-voting common stock will be reduced in the same proportion, that is, 40,000,000 shares outstanding reduced to 1,600,000 shares outstanding. In addition the 3 year warrants to purchase 20,000,000 non-voting common shares at $0.01 per share will be reduced to warrants to purchase 800,000 non-voting shares with a concomitant increase in the exercise price to $0.25 per share.

STOCKHOLDER  APPROVAL  PREVIOUSLY  OBTAINED  A CONSENT IN LIEU OF A SHAREHOLDERS
MEETING   HAS  BEEN  RECEIVED  FROM  SHAREHOLDERS  OWINING  A  MAJORITY  OF  THE
OUTSTANDING VOTING SHARES.

As of the Record Date, the Company had 19,131,000 issued and outstanding shares of Voting Common Stock, each of which is entitled one vote on any matter brought to a vote of the Company's stockholders. As of the Record Date, a group of 5 shareholders owns in the aggregate 9,981,000 shares of Common Stock (52.2% of the issued and outstanding shares of Common Stock). By Written Consent In Lieu of Meeting, dated November 17, 2000, those 5 shareholders approved a reverse split of Leopard Capital, Inc.'s shares (voting or non-voting), on the basis of 25 shares being exchanged for 1 new share. Such action by written consent is sufficient to satisfy the applicable requirements of Nevada law that a Reverse Split be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on the Reverse Split at any future meeting.

Upon the record date each outstanding share of the Company will automatically be converted into one-twenty-fifth share and the outstanding warrants will be converted to warrants to purchase one-twenty-fifth as many shares as prior to this reverse split.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES .


(3)     REORGANIZATION OF DAKOTA  MINING & DEVELOPMENT, LTD.

Over  the  past  year  the  Company's  Board of Directors conducted an intensive review of the Company's prospects for the future, with a view to finding the most effective way to enable the Company to survive and be a viable, actively-traded public company. However, the ability of the Company to survive as a mining company is in significant doubt, given steep declines in commodity prices, the disappearance of investment capital for undercapitalized exploration companies, potential environmental liabilities, and restrictive listing requirements to obtain and maintain a quotation on the OTC Bulletin Board.

Management believes that the survival of the Company requires a reorganization of the Company. The Company's Board of Directors has determined that it would be in the best interest of the Company and its stockholders to distribute to the Company's shareholders as of the Record Date, on a pro-rata basis, all of the outstanding shares of Dakota Mining & Development Ltd. (a wholly-owned

                                      (3)
subsidiary of Leopard Capital, Inc.) (abbreviated to "Dakota"). This type of transaction is commonly referred to as a "spinoff". Following this spin-off, the Company will no longer own any shares of Dakota. The Company intends to register Dakota so that it will be a fully independent, publicly traded company registered under the Securities and Exchange Act of 1934. The shares distributed to Company stockholders will not be registered under the Securities Act of 1933 or Canadian Securities laws.

The share distribution of Dakota common stock is based upon shares owned in the Company after taking account the one for twenty-five reverse stock split discussed in (2) above.

The spin-off will be effected by distributing Dakota's common stock (whether voting or non-voting) to each stockholder in the Company as follows: Company shareholders holding non-voting shares will receive 2,369,826 Class C non-voting Dakota shares; and, Company shareholders holding voting shares will receive 1,265,710 Class A voting Dakota shares. As a result of the foregoing reorganization, the Company's shareholders will receive 3,635,536 shares of Dakota Common Stock, which will represent 100% of the then outstanding shares of Dakota. The distribution will be payable to Company stockholders as of the Record Date, upon completion of necessary requirements to register such distribution with the U.S. Securities & Exchange Commission and/or applicable "Blue Sky" or Canadian Law (the "registration").

Dakota is a wholly-owned subsidiary of the Company. Dakota's primary business was to explore Canadian mining properties located near the town of Vernon, British Columbia, Canada. The mineral properties are currently dormant, and consist of a 100% interest in each of the Way 1, Banjo I and Banjo II Mineral Properties. Dakota's financial statements, as of January 31, 2000 are attached as Appendix I.

Under Dakota's Amended and Restated Certificate of Incorporation, the authorized capital stock is 10,000,000 Class A common shares, voting, no par value; 10,000,000 Class B common shares, voting, no par value; 10,000,000 Class C common shares, non-voting, no par value; and 10,000,000 Class D preferred shares, non-voting, redeemable preferred shares par value $10.00. As of the Record Date, there were 1,265,710 Class A common shares outstanding and 2,369,826 Class C shares outstanding. There are no Class B common shares outstanding. There are no Class D shares outstanding.

Dakota's principal office is located at Suite U-13 Broadway Plaza, 601 West Broadway, Vancouver, British Columbia V5Z 4C2. The officers and directors of the Company are: Larry Low, Director; Cam Dalgleish, Secretary and Director; and T.G. Cook, President and Director. The contact person is T.G. Cook, President and a member of the Board of Directors. The telephone number is (604) 640-8992; the facsimile number is (604) 879-9004. The Company currently does not maintain a website.

Leopard Capital, Inc.'s Board of directors determined that it would be in the best interests of Leopard Capital, Inc. and its stockholders to separate Dakota from Leopard Capital, Inc. No vote of Leopard Capital, Inc. stockholders is required in connection with the Dakota spin-off. Therefore, you are not required to take any action. We are sending you this Information Statement, which contains additional information about the terms of the spin-off, Dakota and Dakota common stock, for your information only.

                                      (4)

Neither the Securities and Exchange Commission nor any state or Canadian securities regulators have approved the Dakota common stock to be issued to Company shareholders pursuant to the "spin-off" or determined if this Information Statement is accurate or adequate. Any representation to the contrary is a criminal offense. The common stock of Dakota is not currently traded.

INFORMATION ABOUT THE DAKOTA SPIN-OFF

Mechanics of Distribution

The Company will distribute the Dakota common stock by releasing the shares to Madison Stock Transfer Inc., the Company's transfer agent, pending completion of all necessary registration requirements for the securities distribution. The Transfer Agent will then (after registration of the distribution) mail share certificates to Company stockholders (as of the Record Date).

The Transfer Agent will not deliver any fractional shares of Dakota common stock in connection with the spin-off. Instead, the Transfer Agent will "round up" to the nearest whole number, all fractional shares. No cash will be paid to any holders of fractional interests in the Company. Subsequent to the registration of the distribution of Dakota shares, it is estimated that it will take about two to three weeks for the Transfer Agent to complete these mailings. Expenses incurred in carrying out the plan, including expenses incurred in issuing new share certificates, will be borne and paid for by the Company.

The plan of recapitalization is intended to qualify as a tax-free reorganization within the meaning of Section 386(a)(1) of the Internal Revenue Code of 1986, as amended.

U.S. Federal Income Tax Consequences

The Company has not requested nor will it seek a private letter ruling from the U.S. Internal Revenue Service ("IRS") nor Revenue Canada stating that the distribution of Dakota common stock to Company stockholders in connection with the spin-off will be tax-free for U.S. federal income tax purposes or Canadian tax laws. Company stockholders are urged to consult with their own tax, financial, or investment adviser or legal counsel experienced in these matters.

It is Management's opinion that:

     Leopard Capital, Inc. common stockholders will not recognize a gain or loss by reason of the receipt of whole shares of Dakota common stock as a result of the spin-off; and

     Leopard Capital, Inc. will not recognize a gain or loss as a result of the spin-off.

If the IRS subsequently held the spin-off to be taxable, the above consequences would not apply and both Leopard Capital, Inc. and its common stock holders could be subject to tax by U.S. and/or Canadian taxing authorities. Company stockholders should consult their own tax advisor regarding the state, local and foreign tax consequences of receipt of Dakota common stock.

                                      (5)

U.S. Treasury regulations require each stockholder to attach a detailed statement setting forth certain information regarding the distribution with a U.S. federal income tax return for the year in which the spin-off occurs. Within a reasonable time after completion of the spin-off, the Company will provide the information necessary to comply with that requirement. A stockholder should retain this statement so it can be completed and attached to a U.S. federal tax return.

The summary of U.S. federal income tax consequences set forth above is for general information purposes only and may not be applicable to stockholders who are not citizens or residents of the United States or who are otherwise subject to special treatment under the Internal Revenue Code. All stockholders should consult their own tax advisors as to the particular tax consequences to them of the spin-off, including the state, local and (if applicable) foreign tax consequences.

Dakota Transfer Agent

The transfer agent and registrar for Dakota common stock is Madison Stock Transfer, Inc. All correspondence should be sent to the following address:

        Madison Stock Transfer, Inc.
        P.O. Box 290-145
        Brooklyn, NY
        11229-0145

STOCKHOLDER APPROVAL HAS PREVIOUSLY BEEN OBTAINED: A CONSENT IN LIEU OF A SHAREHOLDERS MEETING HAS BEEN RECEIVED FROM SHAREHOLDERS OWINING A MAJORITY OF THE OUTSTANDING SHARES.

As of the Record Date, the Company had 19,131,000 issued and outstanding shares of Voting Common Stock, each of which is entitled one vote on any matter brought to a vote of the Company's stockholders. As of the Record Date, a group of 5 shareholders owned in the aggregate 9,981,000 shares of Common Stock (52.2% of the issued and outstanding shares of Common Stock). By a Written Consent In Lieu of Meeting dated November 17, 2000, those 5 shareholders approved the Dividend Distribution Of Dakota Shares To Shareholders. Management believes such action by written consent is sufficient to satisfy the applicable requirements of Nevada law that a Distribution be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on the spin-off Distribution at any future meeting.

Proposals by Security Holders

No Company stockholders of the Company have submitted any proposal for action nor any intention to present a proposal for action.

Interest of Certain Persons in the Transactions

The interest, direct or indirect, by stockholdings or otherwise, of officers and directors of the Company, is as follows: Larry Low, Director: 0 shares; Cam Dalgleish, Secretary and Director: 0 shares; T.G. Cook, President and Director, 5,686,000 voting common shares; 40,000,000 non-voting common shares; and 3 year

                                      (6)
warrants to purchase 20,000,000 non-voting, $.001 par value, common shares at an exercise price of $0.01 per share. Most of these shares are held indirectly through a company controlled by T.G. Cook, namely Hudson Capital Corporation, a Canadian (Alberta) corporation.

The Officers and Directors of the Company and Dakota are identical. Companies controlled by T.G. Cook accrue management fees for services rendered to Dakota. As of the Record Date, total accrued management fees outstanding to such companies were approximately $42,893 USD. Those companies are Westridge Capital Inc., a Canadian (British Columbia) corporation, and Hudson Capital Corporation, a Canadian (Alberta) corporation. Hudson Capital Corporation also loaned cash advances to the Company for the benefit of Dakota for its ongoing expenses. Most of the advances were converted into equity of the Company, leaving a remaining balance outstanding of $7205 USD which is non-interest bearing and has no fixed terms of repayment.

There are no directors who opposed any action taken herein.


                         Information about the Company

Leopard Capital, Inc. is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and accordingly, the Company files registration statements, reports, proxy statements and other information with the SEC, including financial statements. The Company has been subject to the Securities Exchange Act Reporting requirements for at least 90 days and is current in its reporting obligations.

Anyone may read and copy any documents the Company files, at the SEC's public reference rooms in Washington, DC, New York, NY and Chicago,IL. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's SEC filings are also available to the public from the SEC's web site at http://www.sec.gov. The Company's file number is File No. 000-30644. In addition, proxy and information statements and other information about the Company can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 R Street, N.W., Washington, D.C. 20006.

By order of the Board of Directors,

/s/ T.G. Cook

T.G. COOK, President

December 18, 2000




                                      (7)

Appendix I

FINANCIAL STATEMENTS
--------------------
The Company's financial statements are stated in Canadian Dollars (CDN$) and are prepared in accordance with Canadian Generally Accepted Accounting Principles
(GAAP), the application of which, in the case of the Company, conforms in all material respects for the periods presented with United States GAAP. The value of the U.S. Dollar in relationship to the Canadian Dollar was 1.4872 as of 01/31/00. The audit report of McLean Majdanski, Chartered Accountants, for the audited financial statements for Fiscal 2000, Fiscal 1999 and notes thereto are included herein immediately preceding the audited financial statements.

 (A) The financial statements and notes thereto are attached hereto and found immediately following the text of this Registration Statement. The audit report of McLean Majdanski, Chartered Accountants, for the audited financial statements for Fiscal 2000, 1999 and notes thereto are included herein immediately preceding the audited financial statements.

(A-1) Audited Financial Statements: January 31, 2000 and January 31, 1999

Auditor's Report, dated March 27, 2000 (Except for the matter referred to in the last paragraph of Note 3 as to which the date is October 11, 2000)

Balance Sheets at January 31, 2000 and January 31, 1999

Statements of Operations for the Years Ended January 31, 2000 and
1999

Statements of Shareholders' Deficit From Inception on
January 12, 1994 Through January 31, 2000

Statements of Cash Flows for the Years Ended January 31, 2000 and
1999

Notes to Financial Statements

(A-1)
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


[S]                                                                 [C]

Auditors' Report To The Shareholders                                        F-1
Consolidated Balance Sheets As Of January 31, 2000 And 1999                 F-2

Consolidated Statements Of Operations For The Years Ended
   January 31, 2000 And 1999 And From Inception Through
   January 31, 2000                                                         F-3

Consolidated Statement Of Shareholders' Deficit From
   Inception Through January 31, 2000                                       F-4

Consolidated Statements Of Cash Flows For The Years Ended
   January 31, 2000 And 1999 And From Inception Through
   January 31, 2000                                                         F-5

Notes To Consolidated Financial Statements                          F-6 to F-15

AUDITORS' REPORT
RE: JANUARY 31, 2000 AND 1999
FINANCIAL STATEMENTS
To the Shareholders of
     Dakota Mining & Exploration Ltd.

We have audited the accompanying balance sheets of Dakota Mining & Exploration Ltd. (A Development Stage Company) as of January 31, 2000 and January 31, 1999, and the related statements of operations, shareholders' deficit and cash flows for the years then ended and from inception to January 31, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Dakota Mining & Exploration Ltd. (A Development Stage Company) as of January 31, 2000 and 1999 and the results of operations, changes in shareholders' deficit and changes in cash flows for the years then ended and from inception to January 31, 2000 in accordance with generally accepted accounting principles in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's net capital deficiency, with no mining operations to generate cash, raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McLean Majdanski

Chartered Accountants
Vancouver, B.C.
March 27, 2000 (Except for the matter referred to in the last paragraph of
                Note 3 as to which the date is October 11, 2000)

(McLean Majdanski is a joint venture of incorporated professionals)

                                      F-2
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
BALANCE SHEET
JANUARY 31, 2000 AND 1999

                                                                JANUARY 31, 2000    January 31, 1999

ASSETS

CURRENT
   Cash (Note 9)                                                          $3,011             $32,200
   Canadian goods and services tax  receivable                             2,169               2,099
         Total current assets                                              5,180              34,299

INVESTMENT IN JOINT VENTURE (Note 5)                                           1                   1
MINERAL PROPERTIES (Note 5)                                                    1                   1
         Total assets                                                     $5,182             $34,301

LIABILITIES AND SHAREHOLDERS' DEFICIT

LIABILITIES

CURRENT
   Accounts payable and accrued liabilities (Notes 6 and 9)              $88,543             $32,037
   Advances from parent company (Notes 2,3,5,6 and 9)                    186,919                   0
         Total current liabilities                                       275,462              32,037

ADVANCES FROM PARENT COMPANY (Notes 2,3,5, 6, and 9)                           0             186,921
         Total liabilities                                               275,462             218,958

SHAREHOLDERS' DEFICIT
   Share capital (Note 8)                                              1,376,428           1,376,428
   Deficit
      Balance, beginning of period                                    (1,561,085)         (1,395,073)
      Net loss                                                           (85,623)           (166,012)
      Balance, end of period                                          (1,646,708)         (1,561,085)
         Total shareholders' deficit                                    (270,280)           (184,657)
         Total liabilities and shareholders' deficit                      $5,182             $34,301


(See accompanying notes)

                                      F-3
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED JANUARY 31, 2000 AND 1999
AND FROM INCEPTION ON JANUARY 12, 1994 THROUGH JANUARY 31, 2000

                                                      Cumulative         For the         For the
                                                     Total Since      Year Ended      Year Ended
                                                       Inception   Jan. 31, 2000   Jan. 31, 1999

EXPLORATION AND DEVELOPMENT EXPENSES
   Professional fees                                      $3,782              $0              $0
   Exploration and development                            19,323               0               0
   Write off of investment in joint venture (Note 5)      84,600               0          84,600
   Write off of development & property costs (Note 5)    610,335               0          38,997
      Total exploration and development expenses         718,040               0         123,597
MARKETING EXPENSES (Note 6)
   Advertising                                             3,595               0               0
   Courier and postage                                    10,104               0               0
   Meetings                                                1,850               0               0
   Printing                                               26,109               0               0
   Promotion and entertainment                            22,561              42               0
   Services                                               37,913               0               0
   Telephone and fax                                      30,699               0               0
   Travel                                                 56,320               0               0
      Total marketing expenses                           189,151              42               0
ADMINISTRATIVE EXPENSES (Note 6)
   Accounting and audit fees                              40,246          19,403           8,500
   Automobile                                              3,666               0               0
   Bank charges and interest (recovery)                    2,888             396            (667)
   Computer servicing                                     13,406               0               0
   Incorporation expenses written off                      1,219               0               0
   Insurance                                               1,150               0               0
   Interest on long term debt (Note 6)                     5,341           5,341               0
   Legal                                                 192,108           6,140           5,378
   Management and consulting fees (Notes 2 and 6)        209,946          36,000          27,000
   Office supplies and service (Note 2)                   90,478           1,476           2,584
   Rent                                                   12,370               0               0
   Telephone and fax                                       9,628             320               0
   Transfer agent fees                                     4,762             488             816
   Travel                                                 46,567             195             882
   U.S. financial services                                54,891          16,251               0
   Wages and benefits                                     35,650               0           1,651
      Total administrative expenses                      724,316          86,010          46,144
LOSS BEFORE OTHER INCOME (LOSS)                       (1,631,507)        (86,052)       (169,741)
OTHER INCOME (LOSS)
   Interest income                                         1,182             429             753
   Gain (loss) on disposal of assets                     (19,321)              0              38
   Gain (loss) on settlement of debt                       2,938               0           2,938
NET INCOME (LOSS)                                    ($1,646,708)       ($85,623)      ($166,012)


(See accompanying notes)

                                      F-4
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
STATEMENT OF SHAREHOLDERS' DEFICIT
FROM INCEPTION ON JANUARY 12, 1994 THROUGH JANUARY 31, 2000
                                                                                                      Deficit
                                                                                                  Accumulated
                                                                      Common Stock                 During The
                                                         Per                           Paid-up    Development
                                                       Share             Shares        Capital          Stage

Issuance of common stock for cash                      $1.00                200           $200
Net loss, year ended January 31, 1995                                                                 ($1,381)
Balance at January 31, 1995                                                 200            200         (1,381)

Issuance of common stock for cash                     200.00                 25          5,000
Issuance of common stock for cash                     240.00                125         30,000
Issuance of common stock for cash                      44.44                225         10,000
Issuance of common stock for cash                   1,254.50                100        125,450
Issuance of common stock for cash                       0.01              2,400             24
Issuance of common stock for cash                       0.01                850              9
Issuance of common stock for cash                       0.01                500              5
Issuance of common stock for cash                       0.01                500              5
Issuance of common stock for cash                       0.01                200              2
Issuance of common stock for cash                      16.00              2,500         40,000
Issuance of common stock for cash                       0.01                250              2
Issuance of common stock for cash                       0.01                100              1
Issuance of common stock for cash                       0.01                 25              0
Issuance of common stock for cash                       0.01              2,000             20
Net loss, year ended January 31, 1996                                                                (107,844)
Balance at January 31, 1996                                              10,000        210,718       (109,225)

Net loss, year ended January 31, 1997                                                                (573,226)
Balance at January 31, 1997                                              10,000        210,718       (682,451)

Net loss, year ended January 31, 1998                                                                (712,622)
Balance at January 31, 1998                                              10,000        210,718     (1,395,073)

Issuance of common stock in exchange
   for cancelling $1,165,710 of debt
   owing to the parent company                         10.00            116,571      1,165,710
Net loss, year ended January 31, 1999                                                                (166,012)
Balance at January 31, 1999                                             126,571      1,376,428     (1,561,085)

Net loss, year ended January 31, 2000                                                                 (85,623)
Balance at January 31, 2000                                             126,571      1,376,428     (1,646,708)

Subsequent Event
Stock split in which 10 shares were
   issued for each share, effective
   February 1, 2000
      Net addition to outstanding shares                              1,139,139              0
Balance after stock split                                             1,265,710      1,376,428
Issuance of common stock in exchange
   for cancelling $186,919 of debt
   owing to the parent company                          0.10          1,869,192        186,919
Balance at February 1, 2000                                           3,134,902     $1,563,347    ($1,646,708)


(See accompanying notes)

                                      F-5
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JANUARY 31, 2000 AND 1999
AND FROM INCEPTION ON JANUARY 12, 1994 THROUGH JANUARY 31, 2000

                                                                  Cumulative           For the           For the
                                                                 Total Since        Year Ended        Year Ended
                                                                   Inception     Jan. 31, 2000     Jan. 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                             ($1,646,708)         ($85,623)        ($166,012)
   Items not involving an outlay of cash
      Loss (gain) on disposal of capital assets                       19,320                 0               (38)
      Write off of incorporation costs                                 1,219                 0                 0
      Write down of investment in joint venture                       84,600                 0            84,600
      Write down of development and property costs                   610,335                 0            38,997
         SUB TOTAL                                                  (931,234)          (85,623)          (42,453)
   Change in working capital items
      Canadian goods and services tax receivable                      (2,169)              (70)           31,157
      Accounts payable and accrued liabilities                        88,542            56,504             9,284
         Net cash flows from operating activities                   (844,861)          (29,189)           (2,012)
CASH FLOWS FROM FINANCING ACTIVITIES
   Share capital                                                     210,718                 0                 0
   Advances from parent company                                    1,352,631                 0            67,249
      Net cash flows from financing activities                     1,563,349                 0            67,249
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of capital assets                                        (28,209)                0                 0
   Proceeds from disposal of capital assets                            8,889                 0             6,038
   Incorporation costs                                                (1,219)                0                 0
   Purchase of mineral property                                     (694,938)                0           (39,000)
      Net cash (used in) received from investing activities         (715,477)                0           (32,962)
NET INCREASE (DECREASE) IN CASH
   (BANK INDEBTEDNESS)                                                 3,011           (29,189)           32,275
CASH (BANK INDEBTEDNESS) AT
   BEGINNING OF YEAR                                                                    32,200               (75)
CASH (BANK INDEBTEDNESS) AT
   END OF PERIOD                                                      $3,011            $3,011           $32,200


SUPPLEMENTAL SCHEDULE OF NONCASH FINANCING ACTIVITIES

Shares Issued to Repay Portions of Parent Company Debt
   Share Capital Issued                                           $1,165,710                $0        $1,165,710

   Advances from parent company repaid                            $1,165,710                $0        $1,165,710
Interest In Joint Venture Sold For Return Of
   Parent Company Shares
   Proceeds from disposal of interest in joint venture                    $1                $1                $0
   Reduction in advance from parent company                               $1                $1                $0

(See accompanying notes)

                                      F-6
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


1. BASIS OF FINANCIAL STATEMENT PRESENTATION

   The financial statements are stated in Canadian Dollars (CDN$) and are prepared in accordance with Canadian Generally Accepted Accounting Principles
   (GAAP), the application of which, in the case of the Company, conforms in all material respects for the periods presented with United States GAAP.

2. BASIS OF PRESENTATION FOR A COMPANY IN THE DEVELOPMENT STAGE

   The Company was incorporated on January 12, 1994 under the Company Act of British Columbia and changed its name to Dakota Mining & Exploration Ltd. ("Dakota") from Eagle Ridge Manufacturing Ltd. on October 27, 1995. The Company's purpose is to explore and develop mining properties in Canada.
   The Company is in the development stage because its activities have consisted of the purchase of interests in mining properties and some exploration and development. Dakota has not yet developed any mining properties into a producing mine, nor has it earned revenue in any other manner.

   The Company's operations have been financed by its parent company which has sold shares and received loans to generate capital and then advanced the proceeds to Dakota to allow it to carry on its activities. The parent company has not charged interest on its advances, nor has it requested any repayment of principal.

   The cumulative statements of operations, cash flows and deficit accumulated during the development stage reflect the balances of Dakota from inception. The cumulative balance for office supplies and service is net of $29,700 of consulting revenue, received by Dakota in 1994, because the revenue was incidental to the development stage.

   As at January 31, 2000, neither Dakota's parent company nor the Company have sufficient cash to cover current liabilities. Future activities require cash being provided to the Company by investors or lenders. As stated in Note 6, companies controlled by the president of the Company are currently funding, and plan to continue to fund, the administrative expenses incurred by the Company. In addition, these related parties do not currently intend to receive cash for the management fees of $3,000 per month that they charge the Company. These efforts are part of a long range strategy to restructure the Company's affairs, arrange for new long term financing and continue to locate and develop income producing properties.

                                      F-7
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


2. BASIS OF PRESENTATION FOR A COMPANY IN THE DEVELOPMENT STAGE
   (Continued)

   The financial statements are prepared on the assumption that the entity is a going concern, meaning it will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities through the normal course of operations. Because the Company has no cash and has not yet developed any producing mines, its ability to realize assets and discharge its liabilities through the normal course of its operations is dependent on continued funding from companies controlled by the president, the receipt of additional funds from investors and the establishment of successful operations.


3. PLAN OF REORGANIZATION AND ACQUISITION

   On April 26, 1996, the Company acquired, through a "reverse take-over", Canadian Northern Lites, Inc., a Texas Corporation pursuant to a Plan Of Reorganization And Acquisition with that company. As a result of that transaction, Dakota became a legal subsidiary of Canadian Northern Lites, Inc. However in the consolidated financial statements of the parent company, which have been prepared to include these statements, Dakota is accounted for as the acquirer.

   On October 11, 2000, Canadian Northern Lites, Inc. merged with Leopard Capital Inc., a Nevada corporation with the surviving company being Leopard Capital Inc., a Nevada corporation.

   The agreement of April 26, 1996 acknowledged that Dakota had certain interests, expertise, fund raising capabilities concerning exploration and development of mineral properties/joint ventures and that Dakota wished to acquire a public company which could raise the capital required to carry out their operations.

   After the acquisition, the companies followed the agreement in their operating activities. Canadian Northern Lites, Inc. raised capital through loans and the issue of share capital. That company then advanced the funds
   to Dakota to carry out the operations in Canada.   Pursuant to the agreement,
   all assets and expenses are recorded in the financial statements of Dakota, regardless of which company was billed, as the two companies' directors operated on the basis of the Plan Of Reorganization And Acquisition and conducted all the Canadian business affairs in Dakota.


4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a)Investment in Joint Venture

      The investment in the Ewer/Klinker mineral properties joint venture was accounted for at the lower of cost and fair market value because the joint venture had not commenced operating and had not provided any financial information due to a dispute between the joint venture partners.

                                      F-8
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (b)Use Of Estimates

      Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates or assumptions affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of expenses and gains during the reporting periods. Actual results could differ from estimates.

   (c)Canadian Goods And Services Tax Receivable

      The Canadian Goods And Services Tax is a seven percent tax charged on most goods and services rendered in Canada. Commercial enterprises are required to charge the tax on the goods and services it sells. This tax is then reduced for any taxes that are paid on goods and services purchased. Because the Company is a development stage enterprise, it has not yet provided goods and services that would be subject to the tax and therefore it is entitled to a refund of taxes paid.

      The Canadian Goods And Services Tax receivable is recorded when the expenditures, which give rise to the refundable tax, are recorded in the financial statements.

   (d)Mineral Properties

      Mineral properties are recorded at cost. In the event that one of the properties commences production, it will be depleted on a unit-of-production basis over the proven, developed reserves of the property. To date, no properties have commenced commercial production.

                                      F-9
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (d)Mineral Properties (Continued)

      The carrying values of the properties are reviewed for possible impairment whenever events or changes in circumstances indicate. Change in management is one circumstance in which the carrying values of all properties are reviewed to determine if there has been any impairment in the carrying value.

      The cost of properties that are abandoned are written off in the year the decision to make no further expenditures on the property is made. When impairment is indicated, the carrying amounts of assets are written down to fair value, usually determined on the basis of a consulting geologist report. In the absence of such a report, the properties are written down to a nominal value of $1.00.

   (e)Nonmonetary Transactions

      Nonmonetary transactions in which shares were issued to pay for services rendered or to repay an amount owing are valued at the billed amount for services or the principal amount of the debt owing if bills are rendered or cash is advanced.

   (f)Donated Services

      The fair value of services donated to the Company are expensed or capitalized and treated as a contribution of capital. If the fair value of the services is considered immaterial, then no amount is recorded.

   (g)Related Party Transactions

      Related parties include current and former directors and officers and those entities that hold more than 5% of the shares. The Company discloses all transactions, other than those in the ordinary course of business, with these related parties.

      Assets acquired from significant shareholders are recorded at the net book value to the shareholder and the difference between the purchase price and cost is treated as a reduction or increase in paid up capital. In the case of the 1998 property acquisition, the significant shareholder of the Company's parent company reduced the price and amount of the promissory note from the Company's parent company to the net book value of the property.

                                      F-10
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   (h)Income Taxes

      The Company utilizes the liability method of accounting for income taxes. Deferred income taxes are determined based on the estimated future tax effects of differences between the financial and tax bases of assets and liabilities given the provision of the enacted tax laws. The Company is a development stage enterprise and accordingly has not commenced operations that would generate taxable income. For that reason, the Company has a valuation reserve equal to the amount of the deferred income tax assets and has no net provision for income tax recovery in its consolidated statements of operations.

   (i)Development Stage Enterprise

      The Company is a development stage enterprise that presents its financial statements in conformity with the generally accepted accounting principles that apply to established operating enterprises. As such, the Company charges all exploration, marketing and administrative expenses to operations in the year they occur. The Company capitalizes only those costs that it expects to recover through future operations and those costs are subject to a regular review for possible impairment.

      As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statement of operations and cash flows from inception.

   (j)Foreign Currency Translation

      Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange prevailing at the balance sheet date. Non-monetary items are translated at the rates in effect at the dates the assets were acquired or obligations incurred. Revenue and expense items are translated at the average rate during the year. Gains or losses arising from changes in exchange rates are included in the statement of operations.


5.  MINERAL PROPERTIES AND INVESTMENT IN JOINT VENTURE

   (a)Ewer/Klinker Mineral Properties

      On April 10, 1996, the Company's parent company entered into an agreement which was an Option To Purchase certain mineral claims, located near Vernon, British Columbia, from a Vernon mining company. This agreement was pursuant to a Letter Of Intent between the Vernon mining company and the Company's parent company that was signed in January, 1996. The payments made by the Company to the Vernon company pursuant to the Letter Of Intent in January 1996 are reflected as an asset in the 1996 financial statements. The Company paid $90,000 prior to the agreement and $560,000 pursuant to the agreement. These funds were advanced to the Company's parent company by individuals, who were directors and shareholders at the time. These advances were eventually repaid by issuing 4,000,000 shares of the parent company.

      This option agreement originally gave the Company's parent an option to acquire a 100% interest in the property but that option expired unexercised on January 15, 1998 and a joint venture was then created. The Company received a 20% joint venture interest in the mineral claims and the Vernon mining company had the remaining 80% interest.

                                      F-11
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

5. MINERAL PROPERTIES AND INVESTMENT IN JOINT VENTURE (Continued)

      In 1997, the mineral property was written down to its estimated net realizable value of $84,600 based on the "worst case" estimate determined by a consultant geologist. This write down was initiated by the new management after the review of the geologist's report and after protracted negotiations with the joint venture partner to attempt to settle the unresolved legal matters.

      In 1997, the Joint Venture Partner filed a statement of claim in the Supreme Court of British Columbia alleging that an amount of $46,860 was due for work done, goods supplied and accounts incurred and that claim was disputed by the Company.

      In 1998, the mineral property became an investment in a joint venture and was written down to a value of $1.00 because of continued protracted negotiations with the joint venture partner meant the Company had no access to information to make an updated valuation of the property based on discounted cash flows and had no information to assess the 80% joint venture partner's ability to fund the mining operations.

      In March 2000, the Company reached a formal agreement with the former Joint Venture Party to return its 20% interest in the joint venture in exchange for the Joint Venture Party returning 2,080,000 shares of the Company's parent company back to the Company's parent company and releasing the Company from any claim arising from the Option agreement or the British Columbia Supreme Court Action. The Consent Dismissal Order has now been filed and the shares have now been returned.



   (b)Way1, Banjo I & II Mineral Properties

      Jan. 31, 2000     Jan. 31, 1999

           $1.00             $1.00

      The Company purchased mineral properties from a director who is also a significant shareholder in the Company's parent, for a price of $78,500 ($50,000 U.S.) and the purchase was paid with a promissory note payable by the Company's parent, Canadian Northern Lites, Inc. as disclosed in
      Note 6(c). There is no independent appraisal supporting the value of the property, nor was any other detailed analysis done to determine the value. Instead, the directors arbitrarily set the value after considering the consulting geologist's report on neighbouring properties and the possible strategic role of this assembly of properties in a larger development.

      Because this asset was purchased from a director and significant shareholder in the Company's parent company, the asset was recorded at the shareholder's net book value of $39,000 ($24,841 U.S.) and the difference of $39,500 ($25,159 U.S.) has been treated as a reduction of the note payable with the approval of the director and significant shareholder in the Company's parent company.

                                     F-12
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


5. MINERAL PROPERTIES (Continued)

   (b)Way1, Banjo I & II Mineral Properties (Continued)

      In 1998 the property was written down to $1.00 to recognize the Company's inability to prepare an updated valuation on the property owned in the joint venture which is adjacent to this property. This property was purchased as a possible strategic role as part of a larger development incorporating the joint venture property.


6. RELATED PARTIES

   (a)Advances From Parent Company

      The amount due to the parent company is unsecured, non-interest bearing and has no specific terms of repayment. This amount was reflected as a long term liability because the shareholder, who advanced the balances, had agreed to not request a cash payment of any of the balances outstanding nor settle any advances in exchange for the issuance of shares for at least one year from the January 31, 1999 balance sheet date. As stated in Note 8(b), the balance of the debt was retired on February 1, 2000 by issuing additional share capital.

   (b)Management Fees

      Commencing in fiscal 1999, management fees of $3,000 per month are charged by companies controlled by the president of the Company. Since that time, these companies have been funding the administrative expenses of the Company and its parent. The accounts payable and accrued liabilities as at January 31, 2000 includes $65,699(January 31, 1999-$21,537) payable to these related parties.

                                      F-13
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


6. RELATED PARTIES (Continued)

   (c)Purchase Of Mineral Properties From A Director

      The Company's parent purchased mineral properties from a company controlled by a director, for a price of $78,500 ($50,000 U.S.)and the purchase was paid for by Canadian Northern Lites Inc., the Company's parent, by issuing a $78,500 ($50,000 U.S.) promissory note.
      The property was recorded at the $39,000 ($24,841 U.S.) cost to the director and the principal of the note payable was reduced by the director from $78,500 ($50,000 U.S.)to $39,000 ($24,841 U.S.).

      The Company accrues interest at a rate of 8% on the above mentioned note payable. Because the related party is continuing to assist the Company to reorganize its financial affairs as explained in Note 2, the accrued interest has not been paid. Accordingly, accounts payable and accrued liabilities includes $5,341 at January 31, 2000 (January 31, 1999 - $Nil) of accrued interest payable to this related party.


   (d)Accounting Services

      In the 1998 fiscal year, accounting services were provided by a former director and shareholder of the Company's parent company. No fees were paid for these services. There is a $3,000 charge to operations in 1998 for the fair market value of these services offset by an increase in the advance from the parent company of the same amount.


   (e)Other Expenses

      Most other marketing and administrative expenses were reimbursements to former directors and officers for expenses incurred in their efforts to develop the Company's business.



7. INCOME TAX

   (a)Income Tax Provision

      The Company is in the development stage and has not yet earned any revenue or income. No provision for additional income tax recovery is recorded by the Company due to its history of losses indicating that, more likely than not, none of the deferred income tax assets will be realized.

   (b)Effective Income Tax Rate

      Because the Company has not yet earned any revenue or income, it has an effective tax rate of zero per cent.

   (c)Canadian Development Expense

      Per the Canadian Income Tax Act ("ITA"), the cost of any rights to prospect, explore, drill or mine for minerals is included in the Canadian Development Expense. The Company's balance of Canadian Development Expense is $493,997 and per the ITA, the company may deduct 30% of the year end balance of the cumulative Canadian Development Expense before the current year deduction.

   (d)Income Tax Loss Carry Forwards

      In addition to the Canadian development expense referred to in Note 7(c) above, the Company has losses available for deduction against future taxable incomes until the years indicated. No benefit from these losses has been reported in the financial statements because the Company believes there is a 50% or greater chance the carry forward will expire unused.

                                      F-14
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


7. INCOME TAX (Continued)

   (d)Income Tax Loss Carry Forwards (Continued)


             Expiry years:          2002      $    1,381
                                    2003         107,844
                                    2004         563,582
                                    2005         329,861
                                    2006          52,009
                                    2007          85,674
                                              $1,140,351


8. SHARE CAPITAL

   (a)Authorized

      10,000,000 Class A Voting common shares without par value
      10,000,000 Class B Voting common shares without par value
      10,000,000 Class C Non-Voting common shares without par value
      10,000,000 Class D Non-Voting redeemable preferred shares with a par value of $10.00 each


   (b)Issued And Outstanding SHARE CAPITAL

                                        Class A         Class A
                                    # of Shares         $ Value

      January 31, 1999                  126,571       1,376,428

      January 31, 2000                  126,571       1,376,428




   (c)Net Earnings (Loss) Per Share

                                         Year ended        Year ended
                                      Jan. 31, 2000     Jan. 31, 1999

      Net earnings (loss)                  ($85,623)        ($166,012)
      Common shares issued
         Average outstanding shares
         (Weighted average after
         giving retroactive effect
         to February 1, 2000 stock
         split)                           1,265,710           345,917
      Net earnings (loss) per share          ($0.07)           ($0.48)

      There are no outstanding options so fully diluted net earnings (loss) per share are not provided.

                                      F-15
DAKOTA MINING & EXPLORATION LTD.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999


9. FINANCIAL INSTRUMENTS

   (a)Fair Value

      The Company's financial instruments consist of cash, accounts payable and accrued liabilities, and advances from the parent company. At January 31, 2000 the carrying values reported in the balance sheet for these financial instruments approximate their fair values except for the advances from the parent company. No interest is charged or paid on these balances, so the fair values would be less than the carrying values.The impact on the financial statements is not significant.



   (b)Interest Rate Risk

      The Company is not exposed to interest rate risk because the interest rate on the note payable to related party is fixed. The Company pays the interest on this loan as part of its operating agreement with its parent company as disclosed in Note 3.


   (c)Foreign Currency Risk

      The Company has a U.S. dollar bank account. As a result, the Company is
      exposed to foreign exchange rate fluctuations.   The balance is the U.S.
      dollar bank account is not significant, therefore, the Company's exposure is not material at January 31, 2000. The following are the balances at January 31, 2000:

                                   Canadian$     Translation        US$
      U.S. Dollar Bank Account        $3,011          ($928)       $2083


10. UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

    The year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.